
Riddell

TSXV:**SGMD**

Salona Global Medical Device Corporation




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Corporate Presentation – April 2022

Important: You Must Read the Following Before Continuing

DISCLAIMER: This presentation (the "**Presentation**") about Salona Medical Device Corporation ("**Salona**" or the "**Company**") is dated as of March 31, 2022. It is information in a summary form and does not purport to be complete. It is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor.

No representation or warranty, express or implied, is made or given by or on behalf of the Company or any of its affiliates, directors, officers or employees as to the accuracy, completeness or fairness of the information or opinions contained in this Presentation and no responsibility or liability is accepted by any person for such information or opinions. The Company does not undertake or agree to update this Presentation or to correct any inaccuracies in, or omissions from, this Presentation that may become apparent. No person has been authorized to give any information or make any representations other than those contained in this Presentation and, if given and/or made, such information or representations must not be relied upon as having been so authorized. The contents of this Presentation are not to be construed as legal, financial or tax advice. The information contained herein is considered current as of the date of this Presentation but will not be updated at any time thereafter. This Presentation does not contain all of the information that would normally appear in a prospectus or offering memorandum under applicable Canadian securities laws. This Presentation contains information obtained by the Company from third parties, including but not limited to market data. The Company believes such information to be accurate but has not independently verified such information. To the extent such information obtained from third party sources, there is a risk that the assumptions made and conclusions drawn by the Company based on such representations are not accurate. By your acceptance of this presentation you and any person reviewing this Presentation agrees not to distribute, copy; reproduce; transmit; make available; or condone any of the foregoing, without the prior written consent of the Company. Any unauthorized use of this Presentation is strictly prohibited. On your rights, you are encouraged to review this disclosure and are advised to consult independent legal counsel, tax, accounting and other advisors.

There can be no assurance that any acquisition will be completed or the timing of any acquisitions. Completion of any transaction will be subject to applicable director, shareholder and regulatory approvals.

This Presentation is not, and under no circumstances is to be construed as, a prospectus, offering memorandum, or an advertisement or a public offering of securities, and does not constitute an offer for the sale of securities.

Important: You Must Read the Following Before Continuing

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION AND FORWARD-LOOKING STATEMENTS: Certain statements contained in this corporate presentation constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company successfully launching new/upgraded products; the Company closing additional acquisitions (including targets in the Company's existing "pipeline"; create additional organic revenue growth post acquisition; generate increased cash flow through operational integration; increase EPS each quarter; acquiring additional sales channels, recruiting additional sales leadership, in-licensing IP; entering into new distribution agreements; refining and developing new product lines; and March 2022 run rate revenue of $40 million with 30% gross margins. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: the successful development of new products, registration of new products with appropriate regulatory body, completing currently contemplated IP acquisition transactions, developing more IP acquisition opportunities, successful integration of existing businesses, the Company successfully identifying, negotiating and completing additional acquisitions, including accretive acquisitions and successfully executing on current growth plans. Salona cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona operates; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this corporate presentation is made as of the date of this corporate presentation and Salona undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Preliminary Financial Metrics

This Presentation contains certain pre-released fourth quarter financial metrics. The fourth quarter financial metrics contained in this Presentation are preliminary and represent the most current information available to the Company's management, as financial closing procedures for the fourth quarter ended February 28, 2022 are not yet complete. The Company's actual consolidated audited financial statements for such period may result in material changes to the financial metrics summarized in this Presentation (including by any one financial metric, or all of the financial metrics, being below or above the figures indicated) as a result of the completion of normal quarter and year end accounting procedures and adjustments, and also what one might expect to be in the final consolidated financial statements based on the financial metrics summarized in this Presentation. Although the Company believes the expectations reflected in this Presentation are based upon reasonable assumptions, the Company can give no assurance that actual results will not differ materially from these expectations.

Unless otherwise specified, all dollar amounts in this Presentation are expressed in Canadian dollars.

Salona Global
High Quality Medical Devices

SGMD's Markets And Products

The Market Opportunity: The $30B+ and growing recovery science & medical device industry has consistently outperformed the market average[1]

- 1.6 million registered physical therapists (PT) worldwide; 35 million unique patients per week or about 15% of the US adult population see a PT[(2)]
- Estimated 1,100 colleges have full athletic training rooms and the market for both college and professional continues to grow.
- Growing market as the global aging population wants to remain active into old age
  - Physical therapists & athletic trainers entering the market is expected to grow by 20-30% over the next 5 years[(2,3)]

(1) Based on a comparison of NYSE:SPY with NASDAQ:IHI over the two-year period from 1/1/2020 through 1/1/2022, data from Yahoo Finance.
(2) Data courtesy of Beacon Securities, March 17 2022 coverage initiation report
(3) Data courtesy of bls.gov: https://www.bls.gov/ooh/healthcare/athletic-trainers.htm

Salona Global
High Quality Medical Devices

SGMD's Products

SGMD plans to surround medical call points across spectrum of care:

Prevention ----------------------- Repair -------------------------- Recovery

- Muscle Stimulation*
- Pre-op Devices
- Specialty Supports
- Athletic Braces
- Diabetic Shoes
- Compression
- Ergonomics

- Wound Care Devices
- Hot/Cold Therapy*
- Post-op Braces
- Bone Growth Stimulators
- DVT Devices
- Massage Therapy Devices*

- Constant Passive Motion (CPM)*
- TENS & NMES*
- Physical Medicine Modalities*
- Mobility & Training*
- Treatment Tables*

*Products currently being sold by SGMD.

Salona Global
High Quality Medical Devices

Management Team – Recreating Success

Management Team – Strong Shared Track Record at DJO Global

- **Chairman & Interim CEO - Les Cross**
  Former Chairman/CEO of DJO Global (listed on NYSE before being sold to Blackstone for US$1.5B)

- **Chief Operating Officer – Luke Faulstick**
  Former COO of DJO Global; Expert at integration – integrated a dozen acquisitions at DJO and managed product in-licensing and development

- **R&D Leader – Rick Greenwald**
  Previously developed products for DJO Global; Former President of Simbex with a long track record of commercializing technology in the recovery science industry

- **VP of Sales – Scott Rogow**
  Former Director of Business Development for DJO Global; Over 30 years of clinical/medical device sales experience.

- **Sales Channel Leader – Ken Zisholz**
  DJO Global distributor and sales channel executive with 30 years of experience and former owner of Mio-Guard

- **Chief Financial Officer – Melissa Polesky-Meyrowitz, CPA**
  Experienced financial professional, Substantial Canada & US financial experience

Strong Bench - Talent recruitment through acquisitions and sales channel development; Several key leaders from acquisitions bolster the management team with expertise from product development through sales and marketing

Salona Global
High Quality Medical Devices

SGMD Highlights (March 2022)

SGMD Fiscal Fourth Quarter (Ending February 28, 2022)

- 52% increase in quarter-over-quarter revenues for Q4
- 44% increase in quarter-over-quarter gross profits for Q4
- Strengthened balance sheet to approx. $8,5000,000 in cash (Feb 28, 2022) with approx. $13M in net assets including cash (no parent debt)*
- Approx. 85 million shares outstanding

SGMD Going Forward

- March 2022 preliminary revenues highest on record with organic growth in every segment
    - Price increase of 11%-27% on the majority of products at SDP subsidiary;
    - All key subsidiaries have record sales for March 2022**
- Active pipeline of acquisition target
- Working on product IP acquisitions and higher-than-normal margin sales distribution agreements
- 5 upgraded or new products coming online:
    - Footwear sensors for diabetic market
    - Drug delivery electrodes
    - Miniaturization of PT devices
    - Novel electrostimulation disposables
    - Improved hot/cold therapy products

As a result, SGMD is accelerating its operational integration timeframe with the goal to replace low margin revenues with higher margin product lines – capturing "top-to-bottom" margin

*Preliminary and represent the most current information available to the Company's management, as financial closing procedures for the fourth quarter ended February 28, 2022 are not yet complete. Full financial results from the fiscal fourth quarter will be posted within the audited annual financial statements in late May 2022.
**Preliminary and represent the most current information available to the Company's management as for March 2022.

Salona Global
High Quality Medical Devices

The SGMD Growth Plan

Straight forward Plan

The Plan

- Capitalize on deep industry contacts to build a large pipeline of assets for acquisition:
  - Sales distribution companies
  - Small, private product companies
  - "Unloved" product IP that can be acquired from larger companies and grown
  - Products that can in in-licensed and sold through existing and new sales channels
  - Products that can be sold at oversized margins through distribution agreements

- Use a proven process to efficiently acquire the assets and operationally integrate them into the existing production and sales platform replacing low margin revenues with higher margin revenues over time

- Refine/ develop new products from existing technology to increase market share generating high ROI profits

Targeted Results

- Create additional organic revenue growth post acquisition
- Generate increased cash flow through operational integration
- Increase EPS each quarter

Salona Global
High Quality Medical Devices

A Fully Integrated Medical Device Company

Sales & Marketing:
Plans to acquire several additional existing sales channels globally; recruit additional sales leadership

High Quality Production:
Low-cost US FDA approved production facility can re-package and produce upgraded and acquired products

Potential New Products Coming Online:
1. Acquire IP-based products
2. In-license IP and sell through existing channels
3. Execute distribution agreements with unique products to sell through existing sales channels
4. Focus on refining and developing 5 product lines for sale into the channels

M&A Team:
Well-known M&A group; former Patient Home Monitoring (PHM) team in place

SGMD is accelerating operational integration with the aim of replacing low margin revenues with high margins revenues

Capture ”Top-to Bottom” margins with high growth products that have pricing power in the market

Salona Global
High Quality Medical Devices

Snapshot of SGMD

	Annual Run Rate Revenues (unaudited)	Shares Outstanding
SGMD at listing	$16M	64M*
SGMD Expected	**$40M**	85M**

Exchange	Company	Revenue Multiple	2021 Revenue	Market Cap***	Rev Growth	EBITDA
NYSE	**ResMed Inc.**	11.0	$3,196,825,000	$35,172,436,400	8%	28%
NASDAQ	**Utah Medical**	6.9	$48,150,000	$334,267,000	14%	52%
NASDAQ	**Cerus Corp**	6.6	$143,020,000	$950,930,400	25%	-36%
NASDAQ	**Zynex Inc**	1.9	$115,540,000	$221,646,000	44%	13%
NASDAQ	**Tandem Diabetes Care**	10.8	$660,868,000	$7,141,407,300	32%	7%
NASDAQ	**iRhythym Technologies**	13.4	$319,830,000	$4,270,881,600	21%	-21%

he Simbex acquisition, and 6.3M shares issuable to the Mio-Guard ***Yahoo Finance, 3/24/2022 earnout for SDP, up to 6.3M shares issuable for t